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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                          reported) October 20, 1998


             Credit Suisse First Boston Mortgage Securities Corp.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                    333-51771                 13-3320910
----------------------------       --------------           -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)


                             Eleven Madison Avenue
                           New York, New York 10010
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 325-2000


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Item 5.  Other Events
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Filing of Collateral Term Sheets.
--------------------------------

     In connection with the proposed offering of Credit Suisse First Boston Mortgage Securities Corp. (the "Company") Commercial Mortgage Pass-Through Certificates, Series 1998-C2, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Collateral Term Sheets") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial

   Information and Exhibits.
   -------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No.                                 Description
     -----------                                 -----------

             99                             Collateral Term Sheets filed on Form
                                            SE dated October 20, 1998

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CREDIT SUISSE FIRST BOSTON MORTGAGE
                                         SECURITIES CORP.



                                By: /s/ Allan J. Baum
                                    --------------------------------
                                    Name: Allan J. Baum
                                    Title: Vice President



Dated:   October 20, 1998




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                                 Exhibit Index
                                 -------------


Exhibit                                                           Page
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99.      Collateral Term Sheets filed on Form SE
         dated October 20, 1998                                     6